UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08201

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2009

Date of reporting period: January 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Greater China ’97 Fund

January 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 12, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Greater China ‘97 Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies. Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China Governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment-grade securities.

Investment Results

The table on page 4 shows the Fund’s performance compared to its bench-

mark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net and gross) and to the Lipper China Region Funds Average (the “Lipper Average”). The MSCI Golden Dragon Index is a composite index consisting of equity securities of companies based in China, Hong Kong and Taiwan. These are the countries in which the great majority of the Fund’s securities are located. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended January 31, 2009. For both the six- and 12-month periods, the Fund’s underperformance was due primarily to stock selection in the financials, industrials and materials sectors. Also detracting from performance was an underweight in the utilities sector. Returns for both periods were not impacted by leverage.

Market Review and Investment Strategy

Equity markets around the world collapsed in 2008, recording one of their worst years ever. This turmoil in the financial system continued into January 2009 and threatened to plunge the global economy into a deep and prolonged recession. Though Greater China stocks were far from the eruption’s epicenter, they were among its most damaged casualties. Blind panic drove investors out of Greater China companies and emerging markets equities more generally. Also forcing shares sharply lower

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	1

were regional economic dynamics. China’s economy shifted to a noticeably lower pace of economic growth after the Beijing Olympics. Further, as 2008 wore on, Greater China’s exporters faced slumping demand in once buoyant international markets. By the end of the semi-annual period ended January 31, 2009, the MSCI Golden Dragon Index (net) fell -40.67%. Sector returns were also wrenching for this period. All market components suffered bruising falls and the materials and consumer discretionary areas fell the deepest. The Chinese economy’s receding growth outlook, against the backdrop of global economic backsliding, was a blow to commodity producers. Taiwan also reported a fourth quarter 2008 GDP of -8.36%, the biggest slump since 1961 when the government started compiling quarterly figures, caused by a sharp contraction in manufacturing activities.

During the six-month period, the Fund held overweight positions in health care and consumer staples. The Hong Kong/China Portfolio Oversight Group (the “Group”) believes that these are companies likely to pull through the rapidly deteriorating economic environment. Concerns regarding economic growth and the deteriorating environment prompted underweight positions in financials, consumer discretionary and materials sectors.

During the 12-month period, the Fund held overweight positions in Chinese financial companies and the Hong Kong property sector. The overweight positions were mainly the results of holdings in the first three quarters of 2008. The Fund had moved incrementally into health care, telecommunications and utilities toward the end of the reporting period as the economic slowdown hit.

In line with their global counterparts, Greater China authorities are taking forceful steps to counter economic headwinds. Indeed, the region’s solid fiscal and current account positions are allowing policy makers to respond in a particularly aggressive fashion.

Hong Kong authorities’ recent stimulus package focused on stabilizing the labor market and boosting domestic confidence. China’s efforts have been even more far-reaching. The government’s recent fiscal package is of a magnitude that could kick-start economic momentum. A similar stimulus package has also been planned by the Taiwanese government.

In aggregate, the policy initiatives should eventually rouse economic activity. Now, however, the Group remains mindful of the extreme fragility of market psychology. Equity market turmoil has caused many investors to dramatically shorten their investment time horizons and adopt a safety-first approach.

The Fund contains a mix of companies with attractive earnings prospects and expansion plans, as well as names that the Group believes can weather this bruising cycle thanks to strong balance sheets and dependable cash flows. The Group believes this positioning will be rewarded when markets settle and resume their rational behavior.

2	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Golden Dragon Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index (at 65%) (the MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI Index series). The Lipper China Region Funds Average (the “Lipper Average”) represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. For the six- and 12-month periods ended January 31, 2009, the Lipper Average consisted of 78 and 67 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI Golden Dragon Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in Greater China (People’s Republic of China (Mainland), Republic of China (Taiwan) and Hong Kong Special Administrative Region) company securities, and so the Fund is subject to greater risk than a fund with a more diversified portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Greater China ‘97 Fund
Class A	-44.09%	-50.70%

Class B*	-44.32%	-51.10%

Class C	-44.26%	-51.04%

Advisor Class**	-44.02%	-50.58%

MSCI Golden Dragon Index (net)	-40.67%	-44.11%

MSCI Golden Dragon Index (gross)	-40.61%	-43.92%

Lipper China Region Funds Average	-41.75%	-47.54%

* Effective January 31, 2009, Class B shares will no longer available for purchase to new investors. Please see Note A for more information.

**Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-50.70%	-52.80%
5 Years	1.61%	0.73%
10 Years	8.70%	8.23%

Class B Shares
1 Year	-51.10%	-52.40%
5 Years	0.89%	0.89%
10 Years(a)	8.04%	8.04%

Class C Shares
1 Year	-51.04%	-51.36%
5 Years	0.91%	0.91%
10 Years	7.88%	7.88%

Advisor Class Shares†
1 Year	-50.58%	-50.58%
5 Years	1.91%	1.91%
10 Years	9.01%	9.01%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.64%, 2.36%, 2.35% and 1.34% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.61%, 2.32%, 2.32% and 1.31% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-57.17%
5 Years	3.06%
10 Years	8.08%

Class B Shares
1 Year	-56.77%
5 Years	3.21%
10 Years(a)	7.89%

Class C Shares
1 Year	-55.87%
5 Years	3.24%
10 Years	7.73%

Advisor Class Shares†
1 Year	-55.16%
5 Years	4.25%
10 Years	8.87%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2008		Ending Account Value January 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$559.08	$1,013.31	$9.27	$11.98
Class B	$1,000	$1,000	$556.76	$1,009.53	$12.20	$15.75
Class C	$1,000	$1,000	$557.37	$1,009.78	$12.01	$15.50
Advisor Class	$1,000	$1,000	$559.75	$1,014.92	$8.02	$10.36

*	Expenses are equal to the classes’ annualized expense ratios of 2.32%, 3.07%, 3.03% and 2.01%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $41.4

*	All data are as of January 31, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
China Mobile Ltd.	$2,835,558	6.8%
Industrial & Commercial Bank of China Ltd. – Class H	2,380,789	5.8
CNOOC Ltd.	2,337,492	5.6
China Life Insurance Co. Ltd. – Class H	2,281,923	5.5
Taiwan Semiconductor Manufacturing Co. Ltd.	2,058,772	5.0
China Construction Bank Corp. – Class H	1,924,054	4.6
Shandong Weigao Group Medical Polymer Co. Ltd. – Class H	1,904,978	4.6
Tencent Holdings Ltd.	1,584,999	3.8
Cheung Kong Holdings Ltd.	1,402,450	3.4
China Yurun Food Group Ltd.	1,374,466	3.3
	$20,085,481	48.4%

*	Long-term investments.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 27.5%
Commercial Banks – 12.3%
China Construction Bank Corp. – Class H	3,945,000	$1,924,054
China Merchants Bank Co. Ltd. – Class H	280,500	452,953
Hang Seng Bank Ltd.	27,300	328,699
Industrial & Commercial Bank of China Ltd. – Class H	5,631,000	2,380,789

		5,086,495

Diversified Financial Services – 1.9%
Hong Kong Exchanges and Clearing Ltd.	93,100	799,656

Insurance – 6.3%
Cathay Financial Holding Co. Ltd.	341,622	331,752
China Life Insurance Co. Ltd. – Class H	867,000	2,281,923

		2,613,675

Real Estate Management & Development – 7.0%
Cheung Kong Holdings Ltd.	152,000	1,402,450
China Overseas Land & Investment Ltd.	465,920	609,324
Sino Land Co.	332,000	318,322
Sun Hung Kai Properties Ltd.	65,000	575,859

		2,905,955

		11,405,781

Information Technology – 19.6%
Communications Equipment – 2.4%
ZTE Corp. – Class H	340,400	968,818

Computers & Peripherals – 2.0%
High Tech Computer Corp.	53,990	512,301
Quanta Computer, Inc.	329,000	311,967

		824,268

Electronic Equipment, Instruments & Components – 2.5%
AU Optronics Corp.	822,275	581,075
HON HAI Precision Industry Co. Ltd.	258,397	455,024

		1,036,099

Internet Software & Services – 3.8%
Tencent Holdings Ltd.	259,400	1,584,999

Semiconductors & Semiconductor Equipment – 6.5%
MediaTek, Inc.	89,000	640,744
Taiwan Semiconductor Manufacturing Co. Ltd.	1,675,791	2,058,772

		2,699,516

10	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.4%
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	34,500	$1,003,950

		8,117,650

Telecommunication Services – 10.6%
Diversified Telecommunication Services – 3.7%
China Unicom Hong Kong Ltd.	478,000	441,227
Chunghwa Telecom Co. Ltd.	730,630	1,105,600

		1,546,827

Wireless Telecommunication Services – 6.9%
China Mobile Ltd.	315,000	2,835,558

		4,382,385

Energy – 9.7%
Energy Equipment & Services – 0.5%
China Oilfield Services Ltd. – Class H	294,000	230,848

Oil, Gas & Consumable Fuels – 9.2%
China Petroleum & Chemical Corp. – Class H	1,618,000	872,239
China Shenhua Energy Co., Ltd – Class H	276,000	588,448
CNOOC Ltd.	2,716,000	2,337,492

		3,798,179

		4,029,027

Health Care – 7.5%
Health Care Equipment & Supplies – 6.2%
China Medical Technologies, Inc. (Sponsored) (ADR)	43,600	668,824
Shandong Weigao Group Medical Polymer Co. Ltd. – Class H	1,120,000	1,904,978

		2,573,802

Pharmaceuticals – 1.3%
Simcere Pharmaceutical Group (Sponsored) (ADR)(a)	82,500	535,425

		3,109,227

Industrials – 6.6%
Construction & Engineering – 0.8%
China Railway Construction Corp. – Class H(a)	134,000	183,170
China Railway Group Ltd.(a)	285,000	160,053

		343,223

Electrical Equipment – 0.5%
Harbin Power Equipment Co. Ltd. – Class H	284,000	198,588

Industrial Conglomerates – 4.8%
Beijing Enterprises Holdings Ltd.	178,000	698,803
Hutchison Whampoa Ltd.	254,000	1,292,427

		1,991,230

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 0.5%
China Shipping Development Co. Ltd. – Class H	210,000	$203,572

		2,736,613

Utilities – 6.4%
Electric Utilities – 4.0%
CLP Holdings Ltd.	151,000	1,022,060
HongKong Electric Holdings	111,500	653,081

		1,675,141

Gas Utilities – 0.5%
Hong Kong & China Gas Co. Ltd.	128,000	208,364

Independent Power Producers & Energy Traders – 1.7%
China Resources Power Holdings Co.	378,000	693,413

Water Utilities – 0.2%
Guangdong Investment Ltd.	264,000	100,496

		2,677,414

Consumer Staples – 4.6%
Food Products – 4.6%
China Yurun Food Group Ltd.	1,175,000	1,374,466
Tingyi Cayman Islands Holding Corp.	476,000	549,746

		1,924,212

Consumer Discretionary – 2.8%
Automobiles – 1.0%
Denway Motors Ltd.	1,348,000	401,797

Diversified Consumer Services – 0.9%
New Oriental Education & Technology Group (Sponsored) (ADR)(a)	8,200	392,288

Hotels, Restaurants & Leisure – 0.9%
Cafe de Coral Holdings Ltd.	182,000	350,847

		1,144,932

Materials – 1.9%
Metals & Mining – 1.9%
China Steel Corp.	1,193,230	805,329

Total Investments – 97.2% (cost $45,238,535)		40,332,570
Other assets less liabilities – 2.8%		1,143,245

Net Assets – 100.0%		$41,475,815

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in securities, at value (cost $45,238,535)	$40,332,570
Cash	915,115
Foreign currencies, at value (cost $669,432)	666,890
Receivable for investment securities sold and foreign currency transactions	516,445
Receivable for capital stock sold	62,563

Total assets	42,493,583

Liabilities
Payable for investment securities purchased and foreign currency transactions	635,089
Payable for capital stock redeemed	172,624
Custodian fee payable	58,126
Administrative fee payable	35,969
Advisory fee payable	27,464
Distribution fee payable	21,334
Transfer Agent fee payable	13,339
Accrued expenses	53,823

Total liabilities	1,017,768

Net Assets	$41,475,815

Composition of Net Assets
Capital stock, at par	$5,393
Additional paid-in capital	59,595,059
Accumulated net investment loss	(273,072)
Accumulated net realized loss on investment and foreign currency transactions	(12,942,893)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(4,908,672)

$41,475,815

Net Asset Value Per Share—12 billion shares of capital stock authorized, $.001 par value

Class	Net Asset	Shares Outstanding	Net Asset Value
A	$20,702,713	2,601,302	$7.96	*

B	$8,054,653	1,095,552	$7.35

C	$9,884,097	1,348,608	$7.33

Advisor	$2,834,352	347,142	$8.16

*	The maximum offering price per share for Class A shares was $8.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $37,209)	$501,913
Interest	3,463	$505,376

Expenses
Advisory fee (see Note B)	222,944
Distribution fee—Class A	43,218
Distribution fee—Class B	56,309
Distribution fee—Class C	74,623
Transfer agency—Class A	46,528
Transfer agency—Class B	20,797
Transfer agency—Class C	25,247
Transfer agency—Advisor Class	7,138
Custodian	102,560
Administrative	54,635
Registration	32,202
Printing	26,750
Legal	26,213
Audit	24,500
Directors’ fees	8,925
Miscellaneous	5,995

Total expenses	778,584
Less: expense offset arrangement (see Note B)	(365)

Net expenses		778,219

Net investment loss		(272,843)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(15,988,950)
Foreign currency transactions		(67,940)
Net change in unrealized appreciation/depreciation of:
Investments		(23,958,258)
Foreign currency denominated assets and liabilities		1,416

Net loss on investments and foreign currency transactions		(40,013,732)

Net Decrease in Net Assets from Operations		$(40,286,575)

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income gain (loss)	$(272,843)	$362,167
Net realized gain (loss) on investments and foreign currency transactions	(16,056,890)	20,652,956
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(23,956,842)	(38,838,677)

Net decrease in net assets from operations	(40,286,575)	(17,823,554)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(261,260)	(239,434)
Advisor Class	(65,684)	(66,138)
Net realized gain on investments and foreign currency transactions
Class A	(7,355,331)	(4,621,615)
Class B	(3,011,582)	(1,927,823)
Class C	(3,923,887)	(2,590,111)
Advisor Class	(1,073,484)	(728,337)
Capital Stock Transactions
Net increase (decrease)	333,318	(5,569,642)

Total decrease	(55,644,485)	(33,566,654)
Net Assets
Beginning of period	97,120,300	130,686,954

End of period (including accumulated net investment loss and undistributed net investment income of $(273,072) and $326,715, respectively)	$41,475,815	$97,120,300

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”) was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

16	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and ask prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	17

Notes to Financial Statements

value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$2,600,487		$	– 0	–
Level 2	37,732,083	†		– 0	–
Level 3	– 0	–		– 0	–

Total	$40,332,570		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	19

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the six months ended January 31, 2009, there was no such reimbursement by the Adviser.

Pursuant to the investment advisory agreement, the Fund has agreed to reimburse the Adviser for the cost of providing certain legal and accounting services. For the six months ended January 31, 2009, the total amount of such fees was $54,635. There was no such reimbursement by the Adviser.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $50,219 for the six months ended January 31, 2009.

For the six months ended January 31, 2009, the expenses of Class A, B, C and Advisor Class shares were reduced by $365 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,601 from the sale of Class A shares and received $15, $20,200 and $3,710 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2009.

20	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended January 31, 2009, amounted to $73,716, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,271,222 and $1,408,249 for Class B and Class C shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$16,485,934		$30,460,219
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$5,171,845
Gross unrealized depreciation	(10,077,810)

Net unrealized depreciation	$(4,905,965)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	21

Notes to Financial Statements

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008

Class A
Shares sold	180,960	966,505	$2,002,645	$27,276,051

Shares issued in reinvestment of dividends and distributions	838,026	156,274	7,005,893	4,474,118

Shares converted from Class B	43,820	128,601	555,476	3,267,860

Shares redeemed	(659,848)	(1,481,698)	(8,121,030)	(38,215,508)

Net increase (decrease)	402,958	(230,318)	$1,442,984	$(3,197,479)

Class B
Shares sold	56,561	299,103	$595,908	$7,669,417

Shares issued in reinvestment of dividends and distributions	363,151	66,106	2,810,787	1,788,820

Shares converted to Class A	(47,013)	(136,331)	(555,476)	(3,267,860)

Shares redeemed	(206,452)	(392,504)	(2,576,162)	(9,380,937)

Net increase (decrease)	166,247	(163,626)	$275,057	$(3,190,560)

Class C
Shares sold	95,596	450,745	$915,421	$12,075,747

Shares issued in reinvestment of dividends and distributions	478,932	88,700	3,692,567	2,394,002

Shares redeemed	(512,652)	(539,781)	(5,876,901)	(12,923,822)

Net increase (decrease)	61,876	(336)	$(1,268,913)	$1,545,927

Advisor Class
Shares sold	110,988	432,598	$1,394,108	$11,577,719

Shares issued in reinvestment of dividends and distributions	120,379	23,933	1,031,650	700,516

Shares redeemed	(213,784)	(506,874)	(2,541,568)	(13,005,765)

Net increase (decrease)	17,583	(50,343)	$(115,810)	$(727,530)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	23

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund has invested approximately 64% of its net assets in China equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund’s portfolio due to this concentration.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2009.

24	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending July 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid for the year ending July 31, 2008 and July 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$4,456,139	$224,958
Net long-term capital gains	5,717,319	4,604,571

Total taxable distributions	10,173,458	4,829,529

Total distributions paid	$10,173,458	$4,829,529

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$353,065
Undistributed long-term capital gain	18,554,491
Unrealized appreciation/(depreciation)	18,945,610	(a)

Total accumulated earnings/(deficit)	$37,853,166

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and to the treatment of Passive Foreign Investment Companies (“PFIC’s”).

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	25

Notes to Financial Statements

and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

26	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 21.04		$ 25.78		$ 16.19		$ 13.16		$ 10.75		$ 8.82

Income From Investment Operations
Net investment income (loss)(a)	(.04)		.15	(b)	.04	(b)	.12	(b)	.07	(b)	(.04	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.04)		(3.00)		10.72		2.98		2.34		2.01

Net increase (decrease) in net asset value from operations	(9.08)		(2.85)		10.76		3.10		2.41		1.97

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.09)		(.10)		(.06)		– 0	–	(.04)
Distributions from net realized gains on investment and foreign currency transactions	(3.86)		(1.80)		(1.07)		(.01)		– 0	–	– 0	–

Total dividends and distributions	(4.00)		(1.89)		(1.17)		(.07)		– 0	–	(.04)

Net asset value, end of period	$ 7.96		$ 21.04		$ 25.78		$ 16.19		$ 13.16		$ 10.75

Total Return
Total investment return based on net asset value(d)	(44.09)%		(13.00)%		69.53%		23.79%		22.42%		22.30%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$20,703		$46,250		$62,614		$26,050		$20,163		$17,719
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.32	%(e)	1.61%		1.63%		2.02	%(f)	2.32	%(g)	2.38%
Expenses, before waivers/ reimbursements	2.32	%(e)	1.64%		1.71%		2.17	%(f)	2.52%		2.94%
Net investment income (loss)	(.63	)%(e)	.57	%(b)	.19	%(b)	.85	%(b)(f)	.60	%(b)	(.37	)%(b)(c)
Portfolio turnover rate	27%		46%		43%		48%		42%		89%

See footnote summary on page 31.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	27

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 19.78		$ 24.43		$ 15.41		$ 12.56		$ 10.33		$ 8.52

Income From Investment Operations
Net investment loss(a)	(.08)		(.04	)(b)	(.11	)(b)	– 0	–(b)	(.02	)(b)	(.12	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.49)		(2.81)		10.20		2.86		2.25		1.95

Net increase (decrease) in net asset value from operations	(8.57)		(2.85)		10.09		2.86		2.23		1.83

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gains on investment and foreign currency transactions	(3.86)		(1.80)		(1.07)		(.01)		– 0	–	– 0	–

Total dividends and distributions	(3.86)		(1.80)		(1.07)		(.01)		– 0	–	(.02)

Net asset value, end of period	$ 7.35		$ 19.78		$ 24.43		$ 15.41		$ 12.56		$ 10.33

Total Return
Total investment return based on net asset value(d)	(44.32)%		(13.66)%		68.40%		22.84%		21.59%		21.41%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$8,055		$18,382		$26,697		$16,697		$14,676		$12,872
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	3.07	%(e)	2.32%		2.36%		2.79	%(f)	3.04	%(g)	3.18%
Expenses, before waivers/ reimbursements	3.07	%(e)	2.36%		2.45%		2.94	%(f)	3.24%		3.79%
Net investment (loss)	(1.37	)%(e)	(.16	)%(b)	(.54	)%(b)	(.02	)%(b)(f)	(.13	)%(b)	(1.11	)%(b)(c)
Portfolio turnover rate	27%		46%		43%		48%		42%		89%

See footnote summary on page 31.

28	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 19.73		$ 24.37		$ 15.38		$ 12.53		$ 10.30		$ 8.50

Income From Investment Operations
Net investment (loss)(a)	(.08)		(.03	)(b)	(.10	)(b)	– 0	–(b)	(.01	)(b)	(.12	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.46)		(2.81)		10.16		2.86		2.24		1.94

Net increase (decrease) in net asset value from operations	(8.54)		(2.84)		10.06		2.86		2.23		1.82

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gains on investment and foreign currency transactions	(3.86)		(1.80)		(1.07)		(.01)		– 0	–	– 0	–

Total dividends and distributions	(3.86)		(1.80)		(1.07)		(.01)		– 0	–	(.02)

Net asset value, end of period	$ 7.33		$ 19.73		$ 24.37		$ 15.38		$ 12.53		$ 10.30

Total Return
Total investment return based on net asset value(d)	(44.26)%		(13.66)%		68.34%		22.89%		21.65%		21.34%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$9,884		$25,388		$31,363		$15,266		$12,838		$10,978
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	3.03	%(e)	2.32%		2.34%		2.75	%(f)	3.02	%(g)	3.15%
Expenses, before waivers/ reimbursements	3.03	%(e)	2.35%		2.42%		2.91	%(f)	3.22%		3.75%
Net investment income (loss)	(1.32	)%(e)	(.14	)%(b)	(.50	)%(b)	.02	%(b)(f)	(.10	)%(b)	(1.07	)%(b)(c)
Portfolio turnover rate	27%		46%		43%		48%		42%		89%

See footnote summary on page 31.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 21.54		$ 26.36		$ 16.52		$ 13.43		$ 10.93		$ 8.94

Income From Investment Operations
Net investment income (loss)(a)	(.02)		.23	(b)	.07	(b)	.22	(b)	.07	(b)	(.02	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.26)		(3.09)		10.98		2.98		2.43		2.05

Net increase (decrease) in net asset value from operations	(9.28)		(2.86)		11.05		3.20		2.50		2.03

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.16)		(.14)		(.10)		– 0	–	(.04)
Distributions from net realized gains on investment and foreign currency transactions	(3.86)		(1.80)		(1.07)		(.01)		– 0	–	– 0	–

Total dividends and distributions	(4.10)		(1.96)		(1.21)		(.11)		– 0	–	(.04)

Net asset value, end of period	$ 8.16		$ 21.54		$ 26.36		$ 16.52		$ 13.43		$ 10.93

Total Return
Total investment return based on net asset value(d)	(44.02)%		(12.82)%		70.01%		24.11%		22.87%		22.72%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$2,834		$7,100		$10,013		$4,134		$2,827		$1,379
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.01	%(e)	1.31%		1.32%		1.74	%(f)	2.00	%(g)	2.14%
Expenses, before waivers/ reimbursements	2.01	%(e)	1.34%		1.40%		1.90	%(f)	2.20%		2.71%
Net investment income (loss)	(.31	)%(e)	.85	%(b)	.35	%(b)	1.54	%(b)(f)	.55	%(b)	(.13	)%(b)(c)
Portfolio turnover rate	27%		46%		43%		48%		42%		89%

See footnote summary on page 31.

30	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Net of expenses waived by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Ratios reflect expenses grossed up, where applicable, for expenses offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2005
Class A	2.31%
Class B	3.04%
Class C	3.02%
Advisor Class	2.00%

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	31

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

David H. Dievler(1)

Garry L. Moody(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Stephen M. Beinhacker(2), Vice President

Richard Chow(2), Vice President

Antony Edwards(2), Vice President

Vernon K. Yu(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Principal Underwriter	Transfer Agent
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free (800) 221-5672
Custodian and Accounting Agent	Independent Registered Public
Brown Brothers Harriman & Co.	Accounting Firm
40 Water Street	Ernst & Young LLP
Boston, MA 02109	5 Times Square
New York, NY 10036
Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Hong Kong/China Portfolio Oversight Group. Mr. Stephen M. Beinhacker, Mr. Richard Chow, Mr. Antony Edwards and Mr. Vernon K. Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

32	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	33

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$126.2	Greater China ‘97 Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $83,000 (0.08% of the Fund’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly, the expense limitation undertaking of the Fund was of no effect. Set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (01/31/08)[4]		Fiscal Year End
Greater China ‘97 Fund, Inc.	Advisor Class A Class B Class C	2.20 2.50 3.20 3.20	% % % %	1.22 1.52 2.24 2.23	% % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

34	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Greater China Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	35

Fund	Fee
Greater China Portfolio
Class A	2.00%
Class I (Institutional)	1.20%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[7]	Lipper Exp. Group Median	Rank
Greater China ‘97 Fund, Inc.	0.750	1.125	1/6

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

36	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[9]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Greater China ‘97 Fund, Inc.	1.629	1.714	2/6	1.950	2/12

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	37

affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.10 During the Fund’s most recently completed fiscal year, ABI received from the Fund $31,522, $587,723 and $47,240 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $85,371 in fees from the Fund.11

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients.

10	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $6,494 under the offset agreement between the Fund and ABIS.

38	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile of their comparable peers.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	39

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund 15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2008.17

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year[18]	22.99	27.32	28.93	5/6	12/13
3 year	30.78	35.84	35.73	4/4	6/7
5 year	30.66	33.42	33.41	3/3	4/5
10 year	16.70	17.86	16.70	2/2	2/3

15	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	Note that Lipper’s calculation for the Fund’s 1 year return as of January 31, 2008 was 22.93%.

40	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Greater China ‘97 Fund, Inc.	22.99	30.78	30.66	16.70	10.37	20.98	1.23	5
MSCI Golden Dragon Index (Net)	18.30	22.32	23.19	N/A	N/A	19.36	1.01	5
Inception Date: September 3, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	41

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Alliancebernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	43

NOTES

44	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

ALLIANCEBERNSTEIN GREATER CHINA ’97 FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GC-0152-0109

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Greater China ‘97 Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: March 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: March 27, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: March 27, 2009